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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 3, 2004

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                        94-1658138
(State or other jurisdiction of incorporation                 (I.R.S. Employer
             or organization)                                Identification No.)


                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60025
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

         99.1 Press Release, dated February 3, 2004, issued by Anixter International Inc.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 3, 2004, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended January 2, 2004. The Company's press release, dated February 3, 2004, is attached as Exhibit 99.1.


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                        ANIXTER INTERNATIONAL INC.

February 6, 2004                        By: /s/ Dennis J. Letham
                                          ------------------------------
                                                Dennis J. Letham
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION

99.1                   Press Release, dated February 3, 2004, issued by Anixter
                       International Inc.